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                                                                   EXHIBIT 10.19

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "SECURITY AGREEMENT"), dated as of September 15, 1997, is made by SOUTHWEST TEXAS PACKAGED ICE, INC., a Texas corporation ("GRANTOR"), in favor of THE FROST NATIONAL BANK, a national banking association, as agent (in such capacity, the "AGENT") for each of the Banks under the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as modified, amended, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Packaged Ice, Inc., a Texas corporation, the Agent, and certain other financial institutions who from time to time are parties thereto (the "BANKS"), the Banks have extended Commitments to make Revolving Credit Loans to Packaged Ice, Inc., a Texas corporation (the "BORROWER");

         WHEREAS, as a condition precedent to the making of loans by the Banks under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Banks to extend the Revolving Commitments to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each of the Banks, as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "COLLATERAL" is defined in Section 2.1.

         "COLLATERAL ACCOUNT" is defined in Section 6.2.

         "COPYRIGHT COLLATERAL" means all copyrights of Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights referred to in ITEM A of SCHEDULE V attached hereto, and all applications for registration thereof, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, including and without

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limitation, the right to distribute copies or phonograph records of the copyrighted matter to the public by sales, lease, lending, rental or other transfer of ownership; the right to reproduce as copies or phonorecords; the right to prepare derivative works; the right to perform or display the copyrighted material publicly; any and all moral rights in the copyrighted matter; and all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, income from licenses, royalties, sales, lease, lending, payments, claims, damages and proceeds of suit.

         "DEPOSIT ACCOUNTS" is defined in clause (t) of Section 2.1.

         "EQUIPMENT" is defined in clause (a) of Section 2.1.

         "EVENT OF DEFAULT" means the occurrence of any of the following events or conditions:

                 (a) An Event of Default under the Credit Agreement shall occur and be continuing;

                 (b) The failure to pay, when due, any portion of the Secured Indebtedness, subject to applicable notice and cure periods, if any;

                 (c) The failure of Grantor to observe any of the terms, conditions or covenants contained in this Security Agreement, subject to applicable notice and cure periods, if any; or

                 (d) The ownership of the Collateral or any of the Collateral, except for Inventory sold in the ordinary course of business or as permitted under Section 4.1.3 hereof, or any legal or equitable interest therein, becomes vested in a person or entity other than Grantor.

         "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "INVENTORY" is defined in clause (b) of Section 2.1.

         "LENDER PARTY" means, as the context may require, Agent, each Bank, and each of their respective successors, transferees and assigns.

         "PATENT COLLATERAL" means:

                 (a) all patents (the "PATENTS"), now existing anywhere in the world or hereafter acquired, whether currently in use or not, all records thereof and all patent applications prepared now or hereafter, including divisional, continuation, and continuation-in-part applications, whether pending or in preparation for filing, including applications in the United States Patent and Trademark Office or any foreign country, including, but not limited to those referred to in ITEM A of
                 SCHEDULE II attached hereto;

                 (b) all Patent licenses, including each Patent license referred to in ITEM B of SCHEDULE II attached hereto;

                 (c) all reissues, extensions, or renewals of any of the items described in clauses (a) and (b); and





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                 (d)      all proceeds of, and rights associated with, the
                 foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent, whether owned by or licensed to Grantor, and any violation or breach of the conditions of any Patent license, including any Patent or Patent license referred to in ITEM A and ITEM B of SCHEDULE II attached hereto.

         "RECEIVABLES" is defined in clause (c) of Section 2.1.

         "RELATED CONTRACTS" is defined in clause (c) of Section 2.1.

         "SECURED INDEBTEDNESS" is defined in Section 2.2.

         "THIRD PARTY" is defined in clause (a) of Section 3.1.3.

         "TRADEMARK COLLATERAL" means:

                 (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and records thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

                 (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

                 (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

                 (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses
                 (a) and (b); and

                 (e) all proceeds of, and rights associated with, the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark, including any Trademark referred to in ITEM A and ITEM B of SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "TRADE SECRETS COLLATERAL" means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each





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Trade Secret license referred to in SCHEDULE IV attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code, as in effect in the State of Texas.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                               SECURITY INTEREST

         SECTION 2.1. GRANT OF SECURITY. Grantor hereby assigns and pledges to Agent for its benefit and the benefit of each of the Lender Parties, and hereby grants to Agent, for its benefit and the benefit of each of the Lender Parties, a security interest in all of the following, whether now or hereafter existing or acquired (the "COLLATERAL"):

                 (a) all equipment in all of its forms of Grantor, wherever located, including all machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, trade fixtures, and other tangible personal property (other than Inventory), and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "EQUIPMENT");

                 (b) all inventory in all of its forms of Grantor, wherever located, including:

                          (i) all goods, merchandise and other personal property furnished or to be furnished under any contract of service or intended for sale or lease, all consigned goods and other items which have previously constituted Equipment but are then currently being held for sale or lease in the ordinary course of Grantor's business, all raw materials and work in process therefor, finished goods thereof, and all other materials and supplies of any kind, nature or description used or consumed in the manufacture, production, packing, shipping, advertising, finishing or sale thereof;

                          (ii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which Grantor has an interest or right as consignee); and

                          (iii)   all goods which are returned to or
                 repossessed by Grantor;





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                 and all accessions thereto, products thereof and documents therefore (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

                 (c) all accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles of Grantor, whether or not arising out of or in connection with the sale or lease or other disposition of goods or the rendering of services, and all rights of Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents and instruments (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

                 (d)      all Intellectual Property Collateral of Grantor;

                 (e) in addition to general intangibles which may be included within Receivables or Intellectual Property Collateral, all contracts, contract rights and general intangibles of Grantor, including without limitation, all tax refunds, claims, causes of action, judgments, franchises, permits, licenses, supply contracts, purchase contracts, and agreements (collectively, "GENERAL INTANGIBLES");

                 (f) all of Grantor's right, title and interest in and to any and all depository, savings, or custodial, or other accounts maintained by Grantor with any of the Lender Parties, all sums now or at any time hereafter on deposit therein, credited thereto, or payable thereon and all instruments, documents and other writings evidencing any of the foregoing accounts (such accounts collectively referred to herein as the "DEPOSIT ACCOUNTS");

                 (g)      all investment property of Grantor;

                 (h) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1.;

                 (i) all of Grantor's other property and rights of every kind and description and interests therein; and

                 (j) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), (g), (h), and (i), proceeds deposited from time to time in the Deposit Accounts and in any lock boxes of Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Notwithstanding the foregoing, "COLLATERAL" shall not include any General Intangibles as to which, or other rights arising under contracts as to which, the grant of a security interest would constitute a violation of a valid and enforceable restriction on such grant, unless and until any required consents shall have been obtained. Grantor agrees to use its best efforts to obtain any such required consent.





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         SECTION 2.2. SECURITY FOR THE OBLIGATION.  This Security Agreement
secures the payment and performance of the Obligation, including, without limitation, all obligations now or hereafter existing under the Credit Agreement, the Notes, this Security Agreement and each of the other Loan Papers to which Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Sections 502(b) and 506(b)) (all of the foregoing, together with all renewals, extensions and modifications of all or any part thereof, being the "SECURED INDEBTEDNESS").

         SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall:

                 (a) remain in full force and effect until payment in full of the Secured Indebtedness and the termination of all Commitments;

                 (b) be binding upon Grantor, its successors, transferees and assigns; and

                 (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer (in whole or in part) any note held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender Party under any Loan Paper (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of the Credit Agreement. Upon the payment in full of the Secured Indebtedness and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Agent will, at Grantor's sole expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

         SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding:

                 (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                 (b) the exercise by Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                 (c) neither Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall Agent or any other Lender Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.





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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants unto each Lender Party as set forth in this Article.

         SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment and Inventory of Grantor is located at the places specified in ITEM A of SCHEDULE I hereto, except for Inventory in transit in the ordinary course of Grantor's business; provided, however, that Inventory and Equipment may be moved to other locations in accordance with clause (a) of Section 4.1.1. All of the Inventory which is imported from a location outside the United States arrives at one of the ports or locations specified in ITEM A of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A of SCHEDULE I hereto. Each location of Equipment or Inventory which is subject to a lease, sublease, mortgage or similar instrument is described as such in ITEM A of SCHEDULE I hereto and Grantor shall, upon the request of Agent provide Agent with the name and address of each lessor, sublessor, lessee, sublessee and/or mortgagee (other than Grantor) with respect to any or all such locations. All of the lock boxes of Grantor are located at the places specified in ITEM B of SCHEDULE I hereto. The place(s) of business and chief executive office of Grantor and the office(s) where Grantor keeps its records concerning the Receivables, are located at the addresses specified in ITEM C of
SCHEDULE I hereto. Except as set forth on ITEM D of SCHEDULE I hereto, Grantor has no trade names. Grantor has not been known by any legal name different from the one set forth on the signature page hereto. Except as previously disclosed to Agent in writing, Grantor has not been the subject of any merger or other corporate reorganization. If the Collateral includes any Inventory located in the State of California, Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. Grantor is not a party to any Federal, state or local government contract.

         SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. Grantor has good and marketable title to the Collateral and Grantor is the legal and beneficial owner of the Collateral and owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement and except as set forth on Schedule 4.5 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Agent relating to this Security Agreement, and except as permitted by the Credit Agreement.

         SECTION 3.1.3.  POSSESSION AND CONTROL.

                 (a) The name and address of each bailee, processor, warehouseman, consignee or other Person in possession of any of the Inventory or Equipment (each such Person being a "THIRD PARTY") on the date hereof, other than carriers and shippers of Inventory in transit in the ordinary course of Grantor's business, is set forth in ITEM A of SCHEDULE I hereto, together with the address of the location where such Inventory or Equipment is or may be held. Except as otherwise indicated in ITEM A of SCHEDULE I hereto, no Person (other than a Person identified in ITEM A of SCHEDULE I thereto as being a consignee) in possession of any of the Inventory or Equipment conducts a business at the location of such Inventory or Equipment other than a business in the nature of warehousing or transporting goods for others. In the event that any Inventory is in the possession of a Third Party, such Inventory is not evidenced by a negotiable instrument or document.





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                 (b)      Except as indicated in clause (a) of this Section,
         Grantor has exclusive possession and control of the Equipment and Inventory.

         SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Grantor has, contemporaneously herewith, delivered to Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by Grantor (duly endorsed in blank, if requested by Agent).

         SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral, other than Intellectual Property Collateral with negligible economic value:

                 (a) such Intellectual Property Collateral is valid and subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                 (b) Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world (where appropriate), and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world (where appropriate);

                 (c) Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                 (d) Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

         SECTION 3.1.6. VALIDITY, ETC. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Indebtedness, which security interest is a first priority security interest in the Collateral except to the extent previously disclosed to Agent in writing, and all filings and other actions necessary or desirable to perfect and protect such security interest will be duly made or taken.

         SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either:

                 (a) for the grant by Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by Grantor; or

                 (b) for the filing required for perfection of or the exercise by Agent of its rights and remedies hereunder.

         SECTION 3.1.8. COMPLIANCE WITH LAWS. Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every Governmental Authority, the non-compliance with which might materially





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adversely affect the business, properties, assets, operations, condition
(financial or otherwise) or prospects of Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

         SECTION 3.1.9. TAXES. All taxes, assessments and other charges levied against the Collateral have been paid in full, other than taxes, assessments and charges not yet due and payable.

                                   ARTICLE IV

                                   COVENANTS

         SECTION 4.1. CERTAIN COVENANTS. Grantor covenants and agrees that, so long as any portion of the Secured Indebtedness shall remain unpaid, and until the termination of the Commitments, Grantor will, unless the Required Banks under the Credit Agreement shall otherwise consent in writing, perform the obligations set forth in this Section.

         SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. Grantor hereby agrees that it shall:

                 (a) keep all the Equipment and Inventory (other than Inventory in transit and Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1.1 or, upon 30 days' prior written notice to Agent, at such other places in a jurisdiction where all representations and warranties set forth in
         Article III (including Section 3.1.6) shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the Equipment and Inventory;

                 (b) with respect to any Equipment or Inventory in the possession or control of any Third Party or any of Grantor's agents, notify such Third Party or agent of Agent's security interest in such Equipment or Inventory and, upon Agent's request following the occurrence and during the continuance of an Event of Default, direct such Third Party or agent to hold all such Equipment or Inventory for Agent's account and subject to Agent's instructions;

                 (c) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any material loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to Agent a statement respecting any loss or damage to any of the Equipment within ten (10) business days after Grantor obtains knowledge of any such loss or damage; and

                 (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Generally Accepted Accounting Principles have been set aside.

         SECTION 4.1.2. AS TO RECEIVABLES. Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel





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paper which evidence Receivables, located at the addresses set forth in ITEM C of SCHEDULE I hereto, or, upon 30 days' prior written notice to Agent at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to Agent; hold and preserve such records and chattel paper; and permit representatives of Agent, at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

         SECTION 4.1.3.  AS TO ALL COLLATERAL.

                 (a) Grantor shall not permit the ownership of any of the Collateral, or any legal or equitable interest therein, to become vested in any other person or entity unless otherwise permitted under or pursuant to the terms of the Credit Agreement; provided, however, until such time as Agent shall notify Grantor of the revocation of such power and authority Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory and Equipment normally held by Grantor or any Third Party for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Grantor or any Third Party for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Agent may reasonably request or, in the absence of such request, as Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. Agent however, may, at any time after the occurrence of an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Indebtedness, notify any parties obligated on any of the Collateral to make payment to Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the written request of Agent after the occurrence of an Event of Default, Grantor will, at its own expense, within five (5) days after receipt of such request, notify any parties obligated on any of the Collateral to make payment to Agent of any amounts due or to become due thereunder.

                 (b) Agent is authorized to endorse, in the name of Grantor, any item, howsoever received by Agent representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.1.4.  AS TO INTELLECTUAL PROPERTY COLLATERAL.

                 (a) Grantor shall not, and Grantor shall not permit any of its licensees to, unless Grantor shall reasonably and in good faith determine (and notice of such determination shall have





                                                        STPI SECURITY AGREEMENT
         been delivered to Agent) that any of the Patent Collateral and/or Trademark Collateral is of negligible economic value to Grantor:

                          (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use;

                          (ii) fail to employ all of the Patent Collateral and Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration;

                          (iii)   use any of the Trademark Collateral
                 registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made; or

                          (iv) do or permit any act or knowingly omit to do any act whereby any of the Patent Collateral or Trademark Collateral may lapse or become invalid or unenforceable.

                 (b) Grantor shall not, unless Grantor shall either reasonably and in good faith determine (and notice of such determination shall have been delivered to Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to Grantor, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or the rights thereto become unenforceable or be placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

                 (c) Grantor shall notify Agent within ten (10) business days after it receives notice that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any foreign counterpart thereof or any court) regarding Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

                 (d) In no event shall Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, unless it informs Agent of all such additional filings within 30 days thereafter (or at any other time upon the request of Agent), and upon written request of Agent executes and delivers any and all agreements, instruments, documents and papers as Agent may reasonably request to evidence Agent's security interests in such Intellectual Property Collateral and the goodwill and general intangibles of Grantor relating thereto or represented thereby.

                 (e) Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal,





                                                        STPI SECURITY AGREEMENT
         affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and
         (c).

                 (f) Grantor shall promptly execute and deliver to Agent any documents required to acknowledge or register or perfect Agent's interest in any part of the Intellectual Property Collateral.

         SECTION 4.1.5. INSURANCE. Grantor will maintain, and will cause each of its Subsidiaries to maintain, insurance with respect to the Equipment and Inventory with companies reasonably acceptable to Agent. Such insurance shall be in an amount not less than the fair market value of the Equipment and Inventory and shall be against such casualties, with such deductible amounts as Agent shall reasonably approve. All insurance policies shall be written for the benefit of Grantor and Agent, as their interest may appear, payable to Agent as loss payee, or in other forms satisfactory to Agent, and such policies or certificates evidencing the same shall be furnished to Agent. All policies of insurance shall provide for written notice to Agent at least thirty (30) days prior to cancellation.

         SECTION 4.1.6. TRANSFERS AND OTHER LIENS.  Grantor shall not:

                 (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

                 (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

         SECTION 4.1.7. FURTHER ASSURANCES, ETC. Grantor agrees that, from time to time at its own expense, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will

                 (a) upon the written request of Agent, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Agent indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

                 (b) upon the written request of Agent, any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, and Grantor shall deliver and pledge to Agent hereunder such promissory note, instrument, negotiable document or chattel paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent;

                 (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or





                                                        STPI SECURITY AGREEMENT
         amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be reasonably necessary or desirable, or as Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to Agent hereby;

                 (d) furnish to Agent, from time to time upon Agent's written request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail; and

                 (e) furnish to Agent on a reasonable good faith efforts basis such landlord estoppel and waiver agreements for properties leased by Grantor (or properties where Grantor maintains inventory or equipment) as shall be requested by Agent (all in form and substance acceptable to Agent).

With respect to the foregoing and the grant of the security interests hereunder, Grantor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                   ARTICLE V

                                     AGENT

         SECTION 5.1. AGENT APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Agent's discretion, to take any action and to execute any instruments which Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                 (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above;

                 (c) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral; and

                 (d) to perform the affirmative obligations of Grantor hereunder (including all obligations of Grantor pursuant to Section 4.1.7).

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.





                                                        STPI SECURITY AGREEMENT

         SECTION 5.2. AGENT MAY PERFORM. If Grantor fails to perform any agreement contained herein, Agent may perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable by Grantor pursuant to Section 6.3.

         SECTION 5.3. AGENT HAS NO DUTY. In addition to, and not in limitation of, Section 2.4, the powers conferred on Agent hereunder are solely to protect their interests (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. REASONABLE CARE. Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

                 (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may:

                          (i) require Grantor to, and Grantor hereby agrees that it will, at its expense and upon request of Agent, forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to all parties;

                          (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; and

                          (iii) in its own name or the name of Grantor, at any time, to notify any account debtor or obligor or any party obligated on any of the Collateral (including, but not limited to





                                                        STPI SECURITY AGREEMENT
                 the Receivables, Related Contracts, and General Intangibles) to make all payments due or to become due thereon directly to Agent or such other person or officer as Agent may require, whereupon the power and authority of Grantor to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated. With or without such general notification, Agent may take or bring in Grantor's name or that of the Agent all steps, actions, suits or proceedings deemed by Agent reasonably necessary or desirable to effect possession or collection of the Collateral, including sums due or paid thereon, may complete any contract or agreement of Grantor in any way related to any of the Collateral, may make allowances or adjustments related to the Collateral, may compromise any claims related to the Collateral, may issue credit in its own name or the name of Grantor, may remove from Grantor's premises all documents, instruments, records, files or other items relating to the Collateral. Regardless of any provision hereof, however, Agent shall never be liable for its failure to collect or for its failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Collateral or sums due or paid thereon, nor shall it be under any obligation whatsoever to anyone by virtue of this Security Agreement, except to account for the funds that it shall actually receive hereunder.

                          Each account debtor and obligor making payment to
                 Agent hereunder shall be fully protected in relying on the written statement of Agent that it then holds a security interest which entitles it to receive such payments, and the receipt of Agent for such payment shall be full acquittance therefor to the one making such payment.

                          Issuance by Agent of a receipt to any person, firm,
                 corporation or other entity obligated to pay any amounts to Grantor shall be a full and complete release, discharge and acquittance to such person, firm, corporation or other entity to the extent of any amount so paid to Agent. Agent is hereby authorized and empowered on behalf of the Grantor to endorse the name of Grantor upon any check, draft, instrument, receipt, instruction or other document or items, including, but not limited to, all items evidencing payment upon any indebtedness of any person, firm, corporation or other entity to Grantor coming into Agent's possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Agent is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of Grantor, after the occurrence of an Event of Default, as shall be deemed by Agent to be necessary or advisable, in the sole discretion of Agent, to protect their security interests in the Collateral or the repayment of the indebtedness secured hereby, and Agent shall not incur any liability in connection with or arising from its exercise of such power of attorney, except in the event of Agent's willful misconduct or gross negligence.

                 (b) In addition to and without limiting the rights of Agent under Section 6.2. below, all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 6.2) in whole or in part by Agent for the benefit of the Lender Parties against, all or any part of the Secured Indebtedness in such order as provided in the Credit Agreement or as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Indebtedness shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.





                                                        STPI SECURITY AGREEMENT

         SECTION 6.2. COLLATERAL ACCOUNT.

                 (a) If an Event of Default shall have occurred and be continuing, upon written notice by Agent to Grantor pursuant to this clause, all proceeds of Collateral received by Grantor shall be delivered in kind to Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of Grantor maintained with Agent, and Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of Agent until delivery thereof is made to Agent. No funds other than proceeds of Collateral will be deposited in the Collateral Account.

                 (b) Agent shall have the right to apply any amount in the Collateral Account to the payment of any of the Secured Indebtedness that is due and payable or payable upon demand, or to the payment of any of the Secured Indebtedness at any time that an Event of Default shall have occurred and be continuing. Agent may at any time transfer to Grantor's general demand deposit accounts any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of Agent's rights under this Section.

         SECTION 6.3. INDEMNITY AND EXPENSES.

                 (a) Grantor agrees to indemnify Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Agent's gross negligence or willful misconduct.

         WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH INDEMNIFIED PERSON.

                 (b) Grantor will upon demand pay to Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Agent may incur in connection with:

                          (i)     the administration of this Security
                 Agreement;

                          (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                          (iii) the exercise or enforcement of any of the rights of Agent or the Lender Parties hereunder; or

                          (iv) the failure by Grantor to perform or observe any of the provisions hereof.

         SECTION 6.4. RIGHTS CUMULATIVE. The rights, titles, interests, liens and securities of Agent hereunder shall be cumulative of all of the securities, rights, titles, interests or liens which Agent may now or at any time hereafter hold securing the payment of the Secured Indebtedness, or any part thereof.





                                                        STPI SECURITY AGREEMENT

         SECTION 6.5. LOUISIANA REMEDIES. With respect to Collateral located in the State of Louisiana, Agent will be entitled to foreclose under this Security Agreement under ordinary or executory process procedures, and to cause the Collateral to be immediately seized, wherever found, and sold with or without appraisal, in regular session of court or in vacation, in accordance with applicable Louisiana law, without the necessity of further demanding payment from Grantor, notifying Grantor, or placing Grantor in default. For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted to the Lender Parties up to the full amount of the Secured Indebtedness. To the extent permitted under applicable Louisiana law, Grantor additionally waives: (a) the benefit of appraisal as provided for under Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure and all other laws with regard to appraisal upon judicial sale; (b) the demand and three days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above. Grantor further acknowledges that any declaration of fact made by authentic act before a Notary Public and two witnesses by a person declaring that such facts are within his or her knowledge shall constitute authentic evidence of such facts for purposes of foreclosure under applicable Louisiana law. Grantor further agrees that Agent may appoint a keeper of the Collateral in the event of foreclosure.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. LOAN PAPER. This Security Agreement is a Loan Paper executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile and, if to Grantor, mailed, delivered or transmitted to it at the address or facsimile number set forth below its signature hereto, if to Agent, mailed, delivered or transmitted to it at the address or facsimile number of Agent specified in the Credit Agreement, or as to either party at such other address or facsimile number as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; and all such notices and other communications, if transmitted by facsimile, shall be deemed given when transmitted (upon receipt of electronic confirmation of transmission).

         SECTION 7.4. SECTION CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.





                                                        STPI SECURITY AGREEMENT

         SECTION 7.5. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION 7.6. LIMITATION. Regardless of any provisions contained in this Security Agreement, the Credit Agreement, the Notes, or any other evidences of the Secured Indebtedness, or other instruments executed or delivered in connection therewith, neither Agent nor any Lender Party shall ever be entitled to receive, collect or apply, as interest on the Secured Indebtedness, any amount in excess of the highest lawful rate and, in the event that Agent or any Lender Party ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Secured Indebtedness, and if the principal balance of the Secured Indebtedness is paid in full, any remaining excess shall be forthwith paid to Grantor. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, Grantor, Agent, and the Lender Parties shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of the Credit Agreement and the Notes so that the interest rate is uniform throughout the entire term of the Credit Agreement and the Notes.

         SECTION 7.7 OBLIGATIONS ABSOLUTE. All rights and remedies of the Agent hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Credit Agreement or any of the other Loan Papers or any other agreement or instrument relating to any of the foregoing;

                 (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Indebtedness, any or all of the Obligation, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the Loan Papers;

                 (c) any exchange, release, or non-perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Indebtedness; or

                 (d) any other circumstance (other than payment in full of the Secured Indebtedness) that might otherwise constitute a defense available to, or a discharge of, the Grantor.

         SECTION 7.8. SUCCESSORS AND ASSIGNS. This Security Agreement is binding upon and shall inure to the benefit of Grantor, Agent, and the Lender Parties, their respective heirs, executors, representatives, administrators, successors and assigns; provided, however, that Grantor may not, without the prior written consent of Agent, assign any rights, powers, duties or obligations hereunder.

         SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN





                                                        STPI SECURITY AGREEMENT

RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         SECTION 7.10. FINAL AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        GRANTOR:

                                        SOUTHWEST TEXAS PACKAGED ICE, INC.,
                                        a Texas corporation

                                        By:
                                           ---------------------------------
                                           James F. Stuart, Chief Executive
                                           Officer

                                        Address:  8572 Katy Freeway, Suite 101
                                                  Houston, Texas  77024

                                        Attention:  A.J. Lewis. III

                                        Facsimile No.: (713) 464-9384





                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE I
                                     TO
                             SECURITY AGREEMENT

ITEM A.  LOCATION OF EQUIPMENT AND INVENTORY

                              SEE ATTACHED LIST


                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE I
                                     TO
                             SECURITY AGREEMENT

ITEM B.  LOCATION OF LOCK BOXES

                                    NONE



                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE I
                                     TO
                             SECURITY AGREEMENT

ITEM C.  LOCATION OF RECORDS CONCERNING RECEIVABLES

1106 E. Durango
San Antonio, Texas  78210


                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE I
                                     TO
                             SECURITY AGREEMENT

ITEM D.  TRADE NAMES

Southwest Texas Packaged Ice, Inc.


                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE II
                                     TO
                             SECURITY AGREEMENT

ITEM A.

                             REGISTERED PATENTS


         Country        Patent         Registration No.     Registration Date
         -------        ------         ----------------     -----------------



                                     NONE

                          PENDING PATENT APPLICATIONS


         Country        Patent              Serial No.     Filing Date
         -------        ------              ----------     -----------


                                     NONE

                      PATENT APPLICATIONS IN PREPARATION

                                           Expected Filing
    Country      Patent       Docket No.        Date         Process/Machine
    -------      ------       ----------        ----         ---------------




                                     NONE

ITEM B.  PATENT LICENSES

    Country or                                                   Expiration
    Territory    Patent      Licensor  Licensee  Effective Date     Date
    ----------   ------      --------  --------  --------------     ----

                                     NONE



                                                        STPI SECURITY AGREEMENT

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

ITEM A.

                             REGISTERED TRADEMARKS


         Country        Trademark      Registration No.     Registration Date
         -------        ---------      ----------------     -----------------

                                      NONE

                         PENDING TRADEMARK APPLICATIONS

         Country        Trademark           Serial No.     Filing Date
         -------        ---------           ----------     -----------


                                      NONE

                     TRADEMARK APPLICATIONS IN PREPARATION

                                           Expected Filing
    Country      Trademark    Docket No.        Date         Products/Services
    -------      ---------    ----------        ----         -----------------


                                      NONE

ITEM B.  TRADEMARK LICENSES


    Country or                                                   Expiration
    Territory    Trademark   Licensor  Licensee  Effective Date     Date
    ----------   ---------   --------  --------  --------------     ----


                                     NONE



                                                        STPI SECURITY AGREEMENT

                                 SCHEDULE IV
                                      TO
                              SECURITY AGREEMENT

                        Intellectual Property Licenses

                      Trade Secret and Know-How Licenses

Country or                                          Expiration
Territory(1)   Licensor  Licensee   Effective Date     Date      Subject Matter
------------   --------  --------   --------------     ----      --------------


                                     NONE





--------------------
(1) List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                         STPI SECURITY AGREEMENT

                                  SCHEDULE V
                                      TO
                              SECURITY AGREEMENT

ITEM A.

                       REGISTERED COPYRIGHTS/MASK WORKS

     Country     Registration No.   Registration Date      Author(s)    Title
     -------     ----------------   -----------------      ---------    -----



                                     NONE

            COPYRIGHTS/MASK WORKS PENDING REGISTRATION APPLICATIONS

     Country         Docket No.        Filing Date       Author(s)         Title
     -------         ----------        -----------       ---------         -----



                                     NONE

               COPYRIGHTS/MASK WORKS APPLICATIONS IN PREPARATION

                                     Expected Filing
     Country          Docket No.           Date         Author(s)         Title
     -------          ----------           ----         ---------         -----


                                     NONE

ITEM B.  COPYRIGHT/MASK WORKS LICENSES

     Country or                                       Expiration
     Territory   Licensor  Licensee  Effective Date     Date      Subject Matter
     ---------   --------  --------  --------------     ----      --------------


                                     NONE

                                                         STPI SECURITY AGREEMENT